UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

January 5, 2009

SECURUS TECHNOLOGIES, INC.

(Exact name of Registrant as specified in charter)

Delaware	333-124962	20-0673095
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14651 Dallas Parkway, Suite 600

Dallas, Texas 75254-8815

(Address of principal executive offices)

(972) 277-0300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers

On January 5, 2009, Mr. Richard Falcone resigned from the boards of directors of Securus Technologies, Inc. (the “Company) and its subsidiaries as contemplated by Mr. Falcone’s previous employment agreement. Mr. Rick Smith, the Company’s current chief executive officer and a director, will replace Mr. Falcone as chairman of the Company’s board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 8, 2009	SECURUS TECHNOLOGIES, INC.
(Registrant)

/s/ Dennis Reinhold
Dennis Reinhold,
Vice President, General Counsel and Secretary

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